Exhibit 10.5

Contract No.: 2009 He Guang Ying Tai Ke Liu Huo

Loan Contract

China Everbright Bank

Table of Contents

Chapter 1	General Provision

Chapter 2	Use of Loan

Chapter 3	Currency, Amount, Term and Transfer of Loan

Chapter 4	Loan rate and Calculation of Interest

Chapter 5	Issue and Use of Loan

Chapter 6	Repayment

Chapter 7	Guarantee

Chapter 8	Bearing and Compensation of Expenses

Chapter 9	Statement, Guarantee and Commitments of the Borrower

Chapter 10	Events of Default

Chapter 11	Miscellaneous

Chapter 12	Settlement of Disputes

Chapter 13	Validation, Modification and Termination of the Contract

Chapter 14	Appendixes

Chapter 15	Supplementary Articles

Loan Contract

The Borrower: Anhui TEC Tower Co., Ltd

Add.: XinQiao Industrial Park, Jingyang Town, Jingde County, Anhui Province

Post Code: 242600

Legal Representative: Lu Chun

The Authorized Agent: Li Jun

Responsible Person:

Phone: 0563-8023488

Fax: 0563-8023488

Opening Bank:

Account No.:

The Lending Bank: China Everbright Bank Hefei Branch Banking Department

Add.: No. 200, Changjiang Rd. West, Hefei

Post Code:

Legal Representative / Responsible Person: Li Tangzheng

The Authorized Agent:

Responsible Person:

Phone:

Fax:

Chapter 1 General Provisions

For requirements of business operation, the Borrower applies to the Lending Bank for a loan. After examination and inspection, the Lending Bank hereby agrees to issue a loan to the Borrower according to terms and conditions in this Contract as below.

For clarification of rights and obligations of both parties, the following terms and conditions are reached by and between both parties through consultation according to relevant national laws and regulations and the principal of equality and free will, for both parties to abide by.

Chapter 2 Use of Loan

Article 1 The following agreements are reached through consultation between both parties:

1.	The Borrower can only use the loan under this Contract as working capital.

2.	The Borrower is not allowed the intended use of the loan specified herein without approval of the Lending Bank.

Chapter 3 Currency, Amount, Term and Transfer of Loan

Article 2 The currency and amount of the loan hereunder: say RMB thirty million only (in word).

Article 3 The term of loan under this Contract shall be valid from November 25, 2009 to November 25, 2010.

Article 4 On the basis that preconditions under Article 11 hereinbelow are satisfied, the Lending Bank shall transfer the loan amount into the account opened by the Borrower in the bank by No. method below:

1.	Transfer at one time: The Lending Bank will transfer the total amount of loan into the account opened by the Borrower in the bank on November 25, 2009.

2.	Transfer at different times: The amount and date of transfers are detailed below:

First transfer:

(1) Amount of transfer: (In word) ; ___________________________;

(2) Date of transfer: _____Y _____M _____D.

Second transfer:

(1) Amount of transfer: (In word) ; ___________________________;

(2) Date of transfer: _____Y _____M _____D.

Third transfer:

(1) Amount of transfer: (In word) ; ___________________________;

(2) Date of transfer: _____Y _____M _____D.

3. Phased transfer without fixed dates

The Lending Bank will transfer from time to time according to actual requirements, with the times, amount and term to be specified in the loan note / certificate.

Other agreements:  __________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

The loan hereunder shall be deemed as having been issued after the loan principal is transferred out of the Lending Bank, and calculation of interest will be started as of the date of transfer.

Chapter 4 Loan Rate and Calculation of Interest

Article 5 The Borrower shall pay interest on the loan hereunder provided by the Lending Bank as specified in this Contract. The annual interest rate hereunder is a fixed (fixed / floating) rate.

If a fixed rate is applied, the annual loan rate shall be 5.31%.

If a floating rate is applied, the adjustment cycle of interest rate shall be ____ (monthly / quarterly / semiannually / annually / to be adjusted with adjustment in the benchmark interest rate released by the People’s Bank of China / to be adjusted after a year expires / others), at the ________ day of a month or the __ day of the last month of a quarter / half-year / a year; No. ___________ method below for determination of interest rate shall apply:

A: The benchmark interest rate released by the People’s Bank of China: _________%

B: To (raise/reduce) _________% in proportion to the loan amount according to the benchmark interest rate released by the People’s Bank of China _________% (fill in the coterminous benchmark rate); the actual annual rate executed is _________%

C: To (raise/ reduce)_________ % based on the loan amount according to the benchmark interest rate released by the People’s Bank of China _________% (fill in the coterminous benchmark rate); the actual annual rate executed is _________%

Other agreements:  __________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

Article 6 Both parties hereby agree that, if the People’s Bank of China adjust the benchmark interest rate or the method for calculation of interest and the adjustment is applicable to the loan under this Contract, the Lending Bank shall, during the valid term of this Contract, have the right to determine the new loan rate according to the benchmark rate and the calculation method after adjustment and the proportion / numerical value of increase/decrease specified hereinabove without prior approval of the Borrower, and to calculate and collect interest according to the benchmark rate and the calculation method after adjustment as of the date publicized by the People’s Bank of China.

Article 7 Interest on the loan hereunder will be settled on a quarterly (quarterly/monthly) basis, with the expiry date for interest at the 20th day of each month.

Article 8 Interest on the loan hereunder will be calculated based on a base number of 365 days a year and according to the actual amount of loan transferred from account of the Lending Bank and the days of use as of the date when the loan is transferred from the Lending Bank.

Article 9 If the Borrower fails to repay the loan principal as agreed in the Contract, the Lending Bank shall have the right to calculate and collect interest on the principal based on the default interest rate for delay from the date when delay in payment is determined to the date when the principal and interest are repaid in full by the Borrower. The default interest rate for delay shall be 50% (30%-50%) higher than the loan rate specified in Article 5 hereinabove.

If the Borrower fails to use the loan for the purpose agreed herein, the Lending Bank shall have the right to calculate and collect interest on the principal based on the default interest rate for misuse from the date when the Borrower uses the loan for other purpose (s) to the date when the principal and interest are repaid in full by the Borrower. The default interest rate for misuse shall be 50% (50%-100%) higher than the loan rate specified in Article 5 hereinabove.

Article 10 If the Borrower fails to pay interest on the loan as scheduled, the Lending Bank shall have the right to calculate and collect compound interest based on the default interest rate.

Chapter 5 Issue and Use of Loan

Article 11 The Lending Bank is not liable to provide the loan hereunder to the Borrower before the following preconditions are satisfied:

1. The Borrower has provided all documents required by the Lending Bank, and the documents remain valid and are not modified in information and conditions specified therein, or the Borrower has given satisfactory explanation or description on the modifications or changes to the Lending Bank;

2. The Borrower has filled in all notes / certificates related to withdrawal of the loan. The loan notes and certificates are integral parts of the Contract equal in legal effect. In case of discrepancies between the amount, term and interest rate of loan hereunder and that specified in the notes and certificates, the notes and certificates shall apply;

3. The Borrower shall handle all government permits, approval, registration and other legal formalities and procedures related to the loan according to relevant laws and regulations, and go through notarial formalities related to the Contract if required by the Lending Bank;

4. In case of guarantee on the loan hereunder, the Borrower shall make ready the guarantee contract and handle notarial, registration and / or insurance and other legal procedures and formalities related to the mortgage according to requirements of the Lending Bank, and the guarantee and insurance shall remain valid;

5. The Borrower is not involved in events of default specified herein;

The Lending Bank will arrange for transfer of the loan to the account opened by the Borrower in the Lending Bank as stipulated in Article 4 hereinabove after the above-listed preconditions are satisfied.

First repayment:

(1) Amount of repayment: (In word) ; ___________________________;

(2) Date of repayment:       Y       M       D.

Second repayment:

(1) Amount of repayment: (In word) ; ___________________________;

(2) Date of repayment:       Y       M       D.

Third repayment:

(1) Amount of repayment: (In word) ; ___________________________;

(2) Date of repayment:       Y       M       D.

Other agreements:  __________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

In case the date of repayment is not a working day of the Lending Bank, repayment shall be made on the next working day, and the non-working day of the Lending Bank will be included in the actual days of loan use. The Borrower shall pay the loan principal and accrued interest in full at the last time of repayment of the loan principal, but not limited to the expiry date for interest as specified in Article 7 hereinabove.

Article 13 The Borrower shall repay the loan under this Contract in full as scheduled at the expiry date of the term of loan. If the Borrower fails to repay the loan principal and interest timely, the Lending Bank shall have the right to withdraw or deduct expenses receivable, loan interest, compound interest and the loan principal from any accounts opened by the Borrower in the Lending Bank or branches of the bank.

Article 14 If an amount paid by the Borrower on a date of repayment of loan principal and interest is not enough to clear accounts payable due in the period, this amount will used for clearing of expenses payable on the Borrower firstly, then for payment of loan interest and compound interest, and finally for repayment of the loan principal.

Article 15 If planning to repay the loan ahead of schedule, the Borrower shall submit a written application to the Lending Bank 30 (thirty) working days in advance and obtain written approval of the Lending Bank.

No. [ ] standard for calculation of interest shall apply in case of prepayment of loan:

1. Calculation based on the interest rate specified in this Contract as of the date of prepayment.

2. Others: ______________________

Article 16 If the Borrower is not able to repay the loan hereunder as scheduled and extension of the term is required, the Borrower shall submit a written application for extension to the Lending Bank [ ] working days of the bank before expiry of the loan term. After examination and approval of the Lending Bank, both parties shall additionally sign a Contract for Extension of Loan Term as a supplementary contract to this Contract.

Chapter 7 Guarantee

Article 17 No. mode of guarantee below shall apply herein:

1. China Rising Investment & Guaranty Co., Ltd, Lu Chun and his spouse shall provide guarantee with joint liability (the Guarantor); number of the guarantee contract Tai Ke Bao 2009.

2. ______________________________(the mortgager) shall provide _________________________(mortgage) for guarantee; number of the mortgage contract ______________________.

3. ______________________________(the pledger) shall provide _________________________(pledge / right of pledge) for guarantee; number of the pledge contract ___________________________________.

Article 18 The Lending Bank and the Guarantor shall sign relevant guarantee contracts on various matters and handle notarial and / or insurance and registration formalities or procedures for the contracts.

Article 19 In case of extension of the loan contract, the Borrower and the Guarantor shall continue to bear responsibilities for guarantee during the extended period. The guarantee contracts shall remain valid during the extended term of loan.

Chapter 8 Bearing and Compensation of Expenses

Article 20 The Borrower shall bear all expenses related to the Contract and relevant guarantee contracts that are paid by the Lending Bank in advance, including but not limited to expenses on legal proceedings, accounting services, audit, insurance, notarization, appraisal, evaluation and registration. Upon request of the Lending Bank, the Borrower shall repay the expenses to the Lending Bank.

Article 21 As required by the Lending Bank, the Borrower shall pay and compensate for all expenses and costs paid by the Lending Bank in advance for exercise of the rights under this Contract in full immediately, including but not limited to expenses on legal proceedings, business travel and realization of creditor’s rights.

Chapter 9 Statement, Guarantee and Commitments of the Borrower

Article 22 The Borrower is a legal entity / other organization established according to laws of the People’s Republic of China and legally exists with independent capacity for civil conducts and the full rights and authorization to use all its assets to bear civil responsibilities and develop business activities.

Article 23 The Borrower has full rights and authorization for signing of the Contract and transactions hereunder, has taken or obtained all necessary corporate actions, other actions and approval for signing and performance of the Contract. This Contract is signed by the legal representative or the authorized agent of the Borrower and stamped with the official seal of the Borrower.

Article 24 The Borrower has obtained approval of competent government departments and permission of the third party necessary for signing of the Contract. Signing and performance of the Contract is in compliance with incorporation/approval documents (if applicable) of the Borrower and all other contracts or agreements in which the Borrower is a party.

Article 25 All documents, materials and vouchers provided by the Borrower to the Lending Bank for signing of the Contract and transactions hereunder are authentic, complete, accurate and effective, and the financial statements submitted by the Borrower have faithfully reflected the financial position of the Borrower at the time of issue.

Article 26 This Contract is valid and effective with legal binding of the Borrower.

Article 27 The Borrower shall, as required by the Lending Bank, open in the bank an account, which will used for settlement and operation of funds under this Contract.

Article 28 The Borrower has finished or will finish all necessary registration, recording or notarial formalities or procedures to ensure validity, effectiveness or enforceability of the Contract.

Article 29 The Borrower is not involved in any legal, arbitral or administrative proceedings or procedures that may cause substantial and adverse impacts on its ability to perform obligations hereunder.

Article 30 Statement, guarantee and commitments of the Borrower shall remain valid and correct before the loan principal and interest hereunder are liquidated. The Borrower agrees to provide relevant documents from time to time as required by the Lending Bank.

Article 31 The Borrower is not involved in any events of default.

Article 32 The Borrower has read through, fully understood and accepts all terms and conditions herein. This Contract is signed by and between both parties in the principle of free will, and all intentions expressed herein are genuine.

Article 33 The Borrower shall provide materials and documents faithfully (except for those prohibited by laws) and actively coordinate with the Lending Bank in investigation and supervision as required by the bank.

Article 34 The Borrower shall consciously accept and actively coordinate with the Lending Bank in investigation, survey and supervision over its production, business operation and financial activities, and is liable to provide the latest balance sheet, income statement, other financial statements or other documents on credit status of the Borrower to the Lending Bank on a monthly basis.

Article 35 In case of changes in the name, legal representative, legal address and other information of the Borrower during the valid term of the Contract, the Borrower shall notify the Lending Bank in writing 30 (thirty) working days of the bank in advance.

Article 36 In case of contracting, leasing, shareholding reform, joint operation, merger, acquisition, joint venture, separation, transfer of assets, application for suspension and rectification, application for dissolution, application for bankruptcy and other events or actions that may cause changes in the debtor-creditor relationship herein or affect the capacity of the Lending Bank to exercise rights and benefits herein before all liabilities or debts under this Contract are paid off or liquidated, the Borrower shall notify the Lending Bank in writing 30 (thirty) working days of the bank in advance for obtaining written approval, and fulfill the responsibility for liquidation or prepayment. The Borrower is not allowed to take the above-mentioned actions without written approval of the Lending Bank.

Article 37 The Borrower hereby guarantees that, without written approval of the Lending Bank, it will not bear any liabilities for any other enterprise legal persons, organizations or individuals, or provide guarantee for any other parties or use its own assets and rights/benefits for mortgage or pledge that may affect the ability of the Borrower to repay the loan hereunder during the valid term of the Contract.

Article 38 In case of any other events not covered hereinabove that may affect its normal business operation or cause serious and adverse impacts on its ability to fulfill repayment obligations hereunder, the Borrower shall notify the Lending Bank in writing immediately.

Chapter 10 Events of Default

Article 39 Any one of the following events or circumstance shall be deemed as events of default hereunder:

1.	The Borrower fails to pay interest or repay the loan principal as stipulated in the Contract;

2.	The Borrower fails to use the loan as specified in the Contract;

3.

The Borrower provides false balance sheets, income statements or other financial statements, hide important facts, or refuses to accept check and supervision of the Lending Bank on its use of the loan, production, business operation and financial activities;

4.

Statement, guarantee and commitments made by the Borrower or the Guarantor, or Statement, guarantee and commitments made by the Guarantor in relevant guarantee contracts are untrue, false or misleading;

5.	The Borrower or the Guarantor violates to or breaches other contracts in which they are involved in;

6.	Serious deterioration or degradation in business operation or financial position of the Borrower or the Guarantor;

7.	Depreciation, damages or losses in the mortgage, pledge / right of pledge related to the loan hereunder;

8.

The Borrower or the Guarantor fails to make satisfactory arrangements for repayment or plans for debt restructuring for the Lending Bank when the Borrower or the Guarantor is merged, separated or performs shareholding reform;

9.	Bankruptcy, dissolution, termination, cancellation, suspension or revocation of the Borrower or the Guarantor;

10.	The Borrower fails to notify the following circumstances or information to the Lending Bank timely:

(1) Major modification in the articles of association and substantial changes in operating activities;

(2) Major changes or modification in accounting principles;

(3) Major changes in financial position, economic conditions and other aspects of the Borrower, subsidiaries or the parent company of the Borrower;

(4)

The Borrower is involved in any legal, arbitral or administrative proceedings or procedures that may affect financial position of the Borrower or cause seriously adverse impacts on its ability to fulfill obligations hereunder.

11.	The Borrower fails to take remedy measures to the satisfaction of the Lending Bank for breaches to any other terms and conditions herein;

12.	Any other events or circumstance that may cause substantially adverse effects on the capacity of the Lending Bank for exercise of rights hereunder.

Article 40 The Lending Bank will make judgment and notify the Borrower on occurrence of events of default. In case of events of default hereinabove, the Lending Bank shall have the right to take any one or more of the following measures:

1.	To stop or suspend transfer of the loan hereunder;

2.	To declare expiry of loans issued and require the Borrower to repay the loan principal, interest or other accounts payable provided by the bank immediately;

3.	To require the Borrower to add or replace the Guarantor, mortgage, pledge / right of pledge;

4.	To deduct accounts payable but not paid hereunder directly from the account (s) opened by the Borrower in the Lending Bank or any other branches of the bank;

5.	To declare to exercise or realize rights under any guarantee contracts related to the loan;

6.	To take other measures deemed by the Lending Bank as appropriate.

Chapter 11 Miscellaneous

Article 41 During the valid term of the Contract, the Lending Bank has the right to check and supervise over the use of the loan, and the Borrower shall provide explanatory statements and documents as required by the Lending Bank.

Article 42 Both parties shall keep confidentiality of information on liabilities, financial position, production and business operation disclosed to the other party for signing and performance of the Contract, with those information into which the Lending Bank is legally entitled to inquire as an exception.

Article 43 Without prior approval of the Lending Banking, the Borrower is not allowed to transfer or dispose by any other means any part of all of obligations hereunder.

Article 44 The Lending Bank has the right to transfer creditor’s rights hereunder to any third party without prior approval of the Borrower, and is only required to send a written notice to the Borrower at the time of transfer.

Article 45 The Borrower shall pay all accounts payable under this Contract in full, and is not allowed to make offset, deduction or withholding of any natures or charge against any liabilities owed by the Lending Bank to the Borrower. If deduction or withholding of any accounts payable to the Lending Bank is required by any laws or regulations, the Borrower shall pay an additional amount to the Lending Bank to ensure the bank to receive an amount equal to the accounts receivable before the deduction or withholding.

Article 46 Any grace, preference or moratorium provided by the Lending Bank for the Borrower shall not affect, damage or limit any rights enjoyed by the bank according to the Contract, laws and regulations applicable, or regarded as waiver of any rights and benefits under this Contract, or affect any responsibilities or obligations of the Borrower hereunder.

Article 47 In case any terms and conditions herein are or become illegal, invalid or unavailable for execution in any aspects at any time, the validity, effectiveness or enforceability of other provisions or articles shall not be affected or damaged.

Article 48 Any modifications or supplementations to this Contract shall be made in written form and be signed by both parties for validity.

Article 49 Subtitles herein are added only for convenience of reading, and shall not be used for explanation of this Contract or for any other purposes.

Article 50 Notices or requirements related to this Contract shall be made in written form and sent to the address or fax number listed in the first page herein. In case of changes in the address or fax number of either party, the other party shall be informed on a timely basis.

Article 51 Documents transferred between both parties shall be deemed to be received on the date of delivery in case sent by a special person, or deemed to be received on the third day after the registered mail is forwarded in case sent by registered mail, or be received at the time of faxing in case sent by facsimile.

Chapter 12 Settlement of Disputes

Article 52 In case of disputes during performance of the Agreement, both parties shall seek for settlement through consultation, or apply to the court in the location of the Lending Bank in case consultation fails.

Chapter 13 Validation, Modification and Termination of the Contract

Article 53 This Contract shall become valid and effective after being signed or sealed by legal representatives or authorized agents and stamped with the official seals of both parties.

Article 54 Neither party is allowed to modify or terminate the Contract in advance without approval of the other party after the Contract is put into effective. In case of modification or termination of the Contract, both parties shall reach and sign on a written agreement through consultation. This Contract shall remain valid before the written contract is signed.

Chapter 14 Appendixes

Article 55 In case of any matters not covered herein, both parties can sign on an additional written agreement as an appendix to this Contract.

Chapter 15 Supplementary Articles

Article 56 This Contract is made in four duplicates equal in legal effect, one for the Borrower and one for the Lending Bank, copy (copies) for .

Article 57 This Contract is signed in Hefei on November 23, 2009.

Article 58 Both parties agree to apply for notarization of this Contract for enforcement or compulsory execution. In case the Borrower refuses or fails to perform any part of liabilities hereunder or the capacity of the Lending Bank to exercise creditor’s rights herein is affected as specified in the Contract or regulated by laws, the Lending Bank shall have the right to apply directly to the people’s court with jurisdiction for enforcement, and the Borrower shall raise no objections to the application for enforcement raised by the bank according to this Contract. (This is an optional article that both parties determine hereunder as [ 2 ]. 1. Applicable; 2. Not applicable.)

Notes: This page is only left for our bank for retention but not for the other party.

Signed and stamped with presence of both parties.

Responsible person: Zhang Jing ; Coordinator: _____

Signature and seal herein are found to be identical to the reserved signature and seal for signing of the Reserved Signature Card for Signing of Contract / opening of accounts after check and inspection.

Responsible person: . Reviewed by:

-13-

Contract No.: 2009 Tai Ke Ge Ren Bao

Maximum Guarantee Contract

(Natural Person as the Guarantor)

China Everbright Bank

Table of Contents

Chapter 1	General Provisions

Chapter 2	Definitions

Chapter 3	Principal Creditor's Rights Guaranteed

Chapter 4	Mode of Guarantee

Chapter 5	Scope of Guarantee

Chapter 6	Term of Guarantee

Chapter 7	Documents to Be Provided by the Guarantor

Chapter 8	Declaration and Guarantee of the Guarantor

Chapter 9	Commitments of the Guarantor

Chapter 10	Nature and Validity of Guarantee

Chapter 11	Events of Default

Chapter 12	Miscellaneous

Chapter 13	Law applicable and Settlement of Disputes

Chapter 14	Validation, Modification and Termination of the Contract

Chapter 15	Appendixes

Chapter 16	Supplementary Articles

Maximum Guarantee Contract

(Natural Person as the Guarantor)

The Guarantor: Lu Chun/Zhu Yiping
ID No.: 330123197403015038/330123198002104827
Add: Room 2004, No. 34 Guihua Rd., Fuchun Str., Fuyang City, Zhejiang Province/No.102, Dawukeng Rd., Xinmin Village, Fuchun Str., Fuyang City, Zhejiang Province
Current Place of Residence:
Post Code:
Phone: 0563-8601888 / 0563-8601888
Fax: 0563-8023488 / 0563-8023488
Entrusted Agent:
(The letter of authorization signed by the Guarantor must be provided.)
ID No.:
Add:
Current Place of Residence:
Post Code:
Phone:
Fax:

The Accrediting Party: China Everbright Bank Hefei Branch Banking Department
Add: No. 200, Changjiang Rd. West, Hefei
Post Code:
Legal Representative / Responsible Person: Li Tangzheng
Entrusted agent:
Responsible Person:
Phone:
Fax:

Chapter 2 Definitions

Article 1 Unless otherwise specified in the context or required herein to be explained elsewhere, terms in this Contract shall have the following meanings:

Main contracts: Refer to the Agreement and other contracts or agreements on specific credit business signed by and between the Accrediting Party and the Fiduciary according to the Agreement.

Specific credit business contracts or agreements: Refer to the contracts or agreements on specific credit business signed between the Accrediting Party and the Fiduciary when the Accrediting Party issues consolidated and unconsolidated credits to the Fiduciary according to the Agreement, including domestic and foreign currency loan, trade financing, discounting, letter of credit, letter of guarantee, factoring and guarantee (generally called “specific credit business”).

Chapter 3 Principal Creditor's Rights Guaranteed

Article 2 The principal creditor’s rights guaranteed by the Guarantor refers to the creditor's rights under all specific credit business contracts or agreements signed by and between the Accrediting Party and the Fiduciary according to the Agreement. The maximum principal balance of the principal creditor’s rights guaranteed is RMB thirty million only.

The principal creditor’s rights shall be determined in case of any one of the following circumstances:

(1)	The term of creditor’s rights agreed in the main contracts expires;

(2)	No creditor’s rights will happen;

(3)	The main contracts are terminated by the Accrediting Party and the Fiduciary or this Contract is terminated by the Accrediting Party and the Guarantor;

(4)	The Fiduciary is declared of bankruptcy, cancelled, suspended, written off or dissolved;

(5)	Other circumstance specified in laws and regulations applicable.

Chapter 4 Mode of Guarantee

Article 3 The guarantee provided by the Guarantor under this Contract is a kind of guarantee with joint liability.

Chapter 5 Scope of Guarantee

Article 4 The guarantee under this Contract covers: Debt principal, interest (including legal interest, contract interest and default interest), compound interest, commission charge, penalty, damages, expenses on realization of creditor’s rights (including but not limited to legal costs, notarial fees and execution fees) and all other expenses under the main contracts to be repaid or paid by the Fiduciary to the Accrediting Party (generally called “liabilities guaranteed”).

Article 5 Evidences or proofs used by the Accrediting Party for declaration of any liabilities guaranteed or any accounts payable under this Contract shall be the final evidence for the debtor-creditor relationship between both parities and binding on the guarantor, unless there are obvious errors therein.

Chapter 6 Term of Guarantee

Article 6 The term of guarantee on each specific credit business under the Agreement should be calculated separately, which shall be valid 2 (two) years after the expiry date of the term for performance of liabilities by the Fiduciary as agreed in a specific credit business contract or agreement (or the date of early or unexpected expiry if the specific credit business contract or agreement is expired in advance as regulated by laws or for occurrence of events agreed or specified therein).

Chapter 7 Documents to Be Provided by the Guarantor

Article 7 The Guarantor shall ensure the Accrediting Party to receive the following documents offered by the Guarantor before the Fiduciary uses the specific credit business provided by the Accrediting Party under the main contracts for the first time:

1.	The original copy of this Contract effectively signed by the Guarantor or the authorized agent;

2.	ID documents of the Guarantor;

3.	Assets certificates or other materials for proving credit status of the Guarantor;

4.	Other documents to be provided by the Guarantor as reasonably required by the Accrediting Party.

Copies of the above-listed documents provided must be signed by the Guarantor or the authorized agent to prove they are authentic, complete and valid.

Chapter 8 Declaration and Guarantee of the Guarantor

Article 8 The Guarantor hereby makes the following declarations and guarantee to the Accrediting Party:

1.	The Guarantor is a natural person with full capacity for civil conducts, the full competence and rights to sign and perform the Contract and the ability to bear civil responsibilities independently.

2.

The Guarantor has read through, fully understands and accepts terms and conditions in the main contracts and this Contract, has signed and agreed to perform the Contract based on its own willingness. All expressions made by the Guarantor under the Contract are true and faithful.

3.	All documents provided by the Guarantor to the Accrediting Party are accurate, authentic, complete and effective, and all copies provided are in compliance with the original ones.

4.

Signing and performance this Contract shall not violate any other contracts or agreements in which the Guarantor is involved or any laws and regulations applicable. Guarantee made by the Guarantor under this Contract shall not be subject to any limitations.

5.

The Guarantor has completed or will complete all necessary registration, recording or notarial procedures or formalities to ensure validity, effectiveness or availability for enforceability of this Contract.

6.	This Contract is valid and effective that imposes obligations with legal binding on the Guarantor.

7.

Currently, there is no any legal, arbitral or administrative procedure that is related to the Guarantor and may cause serious and adverse effects on financial status of the Guarantor or its ability to perform obligations under this Contract.

8.	The Guarantor has not caused or is not involved in any breaches to contracts.

Article 9 Declarations and guarantee hereinabove shall be true and accurate during the valid term of this Contract, and the Guarantor will provide additional documents from time to time as required by the Accrediting Party.

Chapter 9 Commitments of the Guarantor

Article 10 The Guarantor shall abide by the following stipulations before liabilities guaranteed are paid off or liquidated:

1. In case of any one of the following circumstances, the Guarantor shall notify the Accrediting Party immediately:

(1) Any breaches to contracts;

(2) Any legal, arbitral or administrative procedures related to the Guarantor or its major assets;

(3) Sharp decrease in income, loss of source of funds or other circumstances that causes or may cause the Guarantor to be unable to fulfill obligations herein;

(4) Changes in the residential place or contact information of the Guarantor.

2. Before liabilities guaranteed herein are paid off or liquidated, the Guarantor shall not sell, transfer, distribute or dispose its any major assets by any means during the valid term of this Contract, unless written permission of the Accrediting Party is obtained in advance.

3. Before liabilities guaranteed herein are paid off or liquidated, the Guarantor shall not claim compensation from or claim against any accounts paid to the Accrediting Party for the Fiduciary or its any other creditor’s rights on the Fiduciary during the valid term of this Contract, unless written permission of the Accrediting Party is obtained in advance.

4. If the Fiduciary fails to pay any liabilities due guaranteed herein as scheduled, the Guarantor shall pay the liabilities or debts to the Accrediting Party for the Fiduciary in the manner required by the Accrediting Party unconditionally within 7 (seven) working days after receiving the written notice for payment from the Accrediting Party.

5. If the Guarantor fails to pay any accounts under this Contract timely as required by the Accrediting Party, the Accrediting Party has the right to transfer or draw directly from any accounts opened by the Guarantor in the Accrediting Party or any branches of the Accrediting Party without notice to or permission from the Guarantor.

6. As required by the Accrediting Party, the Guarantor shall pay or compensate for the following expenses and losses immediately:

(1) All costs and expenses on fulfillment of rights under this Contract (including but not limited to legal charges, execution fees and other actual expenditures); and

(2) Any other losses of the Accrediting Party caused by breaches to the Contract on the side of the Guarantor.

Chapter 10 Nature and Validity of Guarantee

Article 11 Guarantee hereunder shall be independent of any other guarantees on guaranteed liabilities obtained by the Accrediting Party. The Accrediting Party may not execute any other guarantees (whether real or personal guarantee) held by its own party or take any other remedy measures for the Fiduciary or any other third parties before execution of rights under this Contract.

Chapter 11 Events of Default

Article 12 Any one of the following events or matters will result in events of default under this Contract on the side of the Guarantor:

1.	Any events of default under the main contracts;

2.	Any declarations, guarantees or commitments made by the Guarantor herein are proved to be incorrect or untrue;

3.	Any parts of the main contracts become illegal or invalid, are terminated or limited for any reasons;

4.	Major legal, arbitral or administrative procedures against the Guarantor or related to key / important assets of the Guarantor;

5.

The Guarantor fails to fulfill other obligations under this Contract or is involved in other events that are believed by the Accrediting Party as possible to cause serious and adverse effects on the rights of the Accrediting Party hereunder.

Article 13 In case of any events of default hereinabove, the Accrediting Party shall have the right to take any one or more of the following measures according to actual conditions:

1.	To take remedies for breach of contract enjoyed by the Accrediting Party under the main contracts or this Contract;

2.	To require the Guarantor to bear liabilities for guarantee as agreed herein;

3.	To exercise any other rights and benefits on guaranteed liabilities enjoyed by the Accrediting Party.

Chapter 12 Miscellaneous

Article 14 The Guarantor is not allowed to transfer or dispose any part or all of the obligations hereunder by any means without prior approval of the Accrediting Party.

Article 15 Any grace, preference or moratorium provided by the Accrediting Party for the Guarantor shall not affect, damage or limit any rights enjoyed by the Accrediting Party according to the Contract, laws and regulations applicable, or regarded as waiver of any rights and benefits under this Contract, or affect any responsibilities or obligations of the Guarantor hereunder.

Article 16 In case any terms and conditions herein are or become illegal, invalid or unavailable for execution at any time, the validity, effectiveness or enforceability of other provisions or articles shall not be affected or damaged.

Article 17 The Guarantor shall pay liabilities or debts guaranteed under this Contract in full, and shall not raise any claims for offset or attach any conditions or requirements.

Article 18 Notices or requirements related to this Contract shall be made in written form and sent to the address or fax number listed in the first page herein. In case of changes in the address or fax number of either party, the other party shall be informed on a timely basis.

Documents shall be deemed to be received on the date of delivery in case sent by a special person, or deemed to be received on the third day after the registered mail is forwarded in case sent by registered mail, or be received at the time of faxing in case sent by facsimile. For documents sent by the Guarantor to the Accrediting Party, however, it shall be deemed as delivered at the date when the Accrediting Party receives actually.

Chapter 13 Laws Applicable and Settlement of Disputes

Article 19 This Contract and all matters related to the Contract shall be subject to laws of the People’s Republic of China (excluding laws of Hong Kong, Macao and Taiwan region) and be explained according to the laws of the People’s Republic of China (excluding laws of Hong Kong, Macao and Taiwan region).

Article 20 In case of any disputes during performance of the Contract or related to this Contract, both parties shall seek for settlement through friendly consultation, or apply to the people’s court in the location of the Accrediting Party according to laws in case consultation fails.

Chapter 14 Validation, Modification and Termination of the Contract

Article 21 This Contract shall become valid and effective after being signed by the Guarantor or the authorized agent of the Guarantor and signed or sealed by the legal representative / responsible person of the Accrediting Party or the authorized agent of the Accrediting Party.

Article 22 After validation of this Contract, neither party is allowed to modify or terminate this Contract in advance without approval of the other party. In case of modification or termination of the Contract, both parties shall reach a consensus through consultation and sign on a written agreement. Terms and conditions herein shall remain valid and effective before the written agreement is reached and signed by and between both parties.

Chapter 15 Appendixes

Article 23 In case of any matters not covered herein, the Guarantor and the Accrediting Party can reach special written agreements as appendixes to this Contract. The Appendixes are integral parts of this Contract, equal to terms and conditions herein in legal effect.

Article 24 Appendixes to this Contract include:

1.

2.

Chapter 16 Supplementary Articles

Article 25 This Contract is made in _______ duplicates equal in legal effect, ____________copy (copies) to the Guarantor and _____________copy (copies) to the Accrediting Party.

Article 26 This Contract is signed by and between the Guarantor and the Accrediting Party in Hefei on Nov. 23, 2009.

Article 27 Both parties agree to apply for notarization of this Contract for enforcement or compulsory execution. In case the Fiduciary or the Guarantor fails to perform any part of liabilities hereunder or other circumstances for realization of the creditor’s rights or guaranteed rights by the Accrediting Party as regulated by laws or agreed in this Contract, the Accrediting Party shall have the right to apply directly to the people’s court with jurisdiction for enforcement, and the Fiduciary and the Guarantor shall raise no objections to the application for enforcement raised by the Accrediting Party according to this Contract. (This is an optional article that both parties determine hereunder as [_______ ]. 1. Applicable; 2. Not applicable.)